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                                                                    Exhibit 24


                              POWER OF ATTORNEY
                              -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of S&T Bancorp, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania (the "Corporation"), hereby constitutes and appoints James G. Barone, Robert E. Rout, Catherine Collins McCoy and Paul D. Freshour and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of Peoples Bank of Unity, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned directors and/or officer has hereunto set his or her hands as of the date specified.

Dated: January 3, 1997




/s/ James L. Carino                         /s/ James C. Miller
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James L. Carino                             James C. Miller

/s/ John J. Delaney                         /s/ W. Parker Ruddock
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John J. Delaney                             Judge W. Parker Ruddock

/s/ Robert D. Duggan                        /s/ Charles A. Spadafora
-------------------------------             -----------------------------------
Robert D. Duggan                            Charles A. Spadafora

/s/ Thomas W. Garges, Jr.                   /s/ Christine J. Toretti
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Thomas W. Garges, Jr.                       Christine J. Toretti

/s/ William J. Gatti
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William J. Gatti